Exhibit 99.1

PRESS RELEASE

Angelini Pharma to Acquire Catalyst Pharmaceuticals for 4.1 Billion USD (3.5 Billion Euros),

Entering the U.S. Market and Consolidating its Leadership in Brain Health and Rare Disease

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The Boards of Directors of Angelini Pharma and Catalyst Pharmaceuticals have unanimously approved the acquisition of Catalyst Pharmaceuticals at 31.50 USD per share in cash, for a total consideration of approximately 4.1 billion USD, representing a premium of 28% to the 30-day volume-weighted average trading price as of April 22, 2026

•	The transaction marks Angelini Pharma’s entry into the U.S. market, reinforcing its long-term commitment to Brain Health and its dedication to people living with Rare Diseases

•	Closing is expected in the third quarter of 2026

An earlier release was issued which has now been corrected.

ROME and CORAL GABLES, Fla., May 07, 2026 (GLOBE NEWSWIRE) – Angelini Pharma S.p.A. (“Angelini Pharma”), an international pharmaceutical company and part of the Angelini Industries Group, and Catalyst Pharmaceuticals, Inc. (“Catalyst”) (Nasdaq: CPRX), a commercial-stage biopharmaceutical company focused on in-licensing, developing, and commercializing novel medicines for patients living with rare and difficult-to-treat diseases, today announced that they have entered into a definitive agreement pursuant to which Angelini Pharma has agreed to acquire all outstanding shares of Catalyst for 31.50 USD per share in cash, for a total equity value of approximately 4.1 billion USD (equivalent to 3.5 billion euros) which represents a 21% premium to Catalyst’s unaffected closing share price on April 22, 2026, the last trading day before market signs that the transaction had become public information, as well as a 28% premium to the 30-day volume-weighted average trading price to that unaffected date. The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in the third quarter of 2026.

This acquisition marks a pivotal moment in the Angelini Group’s history — a group with over 100 years of history, chaired by Thea Paola Angelini, a fourth-generation member of the Angelini family — led by Sergio Marullo di Condojanni, Chief Executive Officer of Angelini Pharma.

The transaction will be carried out with the participation of Blackstone funds and select international partners, and will be financed with the support of BNP Paribas, acting as Sole Global Coordinator and Underwriter of the financing package.

Founded in 2002 and listed on Nasdaq since 2006, Catalyst has built a robust portfolio of products focused on the treatment of rare neuromuscular and neurological diseases: FIRDAPSE® (amifampridine), the only evidence-based treatment approved by the U.S. Food and Drug Administration (FDA) for Lambert-Eaton myasthenic syndrome (LEMS) in patients aged six and above; AGAMREE® (vamorolone) a novel corticosteroid approved by the FDA in 2023 for the treatment of Duchenne Muscular Dystrophy (DMD) in patients aged 2 and above; and FYCOMPA® (perampanel), an antiepileptic drug approved for the treatment of partial-onset seizures and primary generalised tonic-clonic seizures, the U.S. rights to which were acquired from Eisai in 2023.

Following completion of the acquisition, Angelini Pharma intends to integrate Catalyst’s portfolio and exceptional commercial infrastructure with its own expertise and products in Brain Health to develop a next-generation therapeutic platform in Rare Diseases. This transaction reinforces the commitment Angelini Pharma has built over recent years through products such as Ontozry® and high-profile scientific collaborations. Catalyst’s portfolio is expected to significantly strengthen the company’s strategic objectives, growing its presence in the U.S. as part of a balanced strategy that aims to develop the North American market while continuing to strengthen its core business in Europe. Angelini Pharma’s continued industrial presence in Italy will remain a strategic asset as a valuable production and scientific center within the combined company’s global operations.

Sergio Marullo di Condojanni, CEO of Angelini Pharma, commented: “Five years ago, we embarked on a profound transformation of Angelini Pharma — organizational, scientific and strategic — with the ambition to build a company capable of competing at the highest global level. On one hand, we continued to invest in our traditional portfolio; on the other, we chose to focus on central nervous system disorders, with the goal of addressing an unmet medical need that is, unfortunately, growing significantly. We invested in innovation through the development of a high-value asset pipeline, including collaborations with leading partners such as Blackstone Life Sciences in GRIN Therapeutics. Today, we take another significant step with the acquisition of Catalyst Pharmaceuticals, which we believe will establish Angelini Pharma as a relevant global player in neurological Rare Diseases. Entering the U.S. market will allow us to acquire the scale and capabilities needed to continue this journey. Patient care remains at the heart of our vision. We continue to look ahead with determination, backed by a clear strategy and the drive to keep growing on a global scale. We are proud of a transaction that demonstrates, once again, the dynamism of the Italian pharmaceutical industry.”

Rich Daly, President and CEO of Catalyst, commented: “This is a pivotal and transformative moment for Catalyst, our team, and the patients we serve. By combining our unique capabilities in rare diseases with Angelini’s proven global reach, we will create a stronger, scalable, and robust rare disease platform to expand access to life-changing therapies worldwide. For shareholders, this transaction delivers immediate and certain cash value through a compelling premium. We are proud of the incredible foundation our team has built and are confident that together with Angelini, we can enhance patient support, accelerate innovation, and continue to drive sustainable long-term value for all stakeholders.”

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Transaction Terms

Under the terms of the agreement, a subsidiary of Angelini Pharma will merge with and into Catalyst, and, following the merger, Catalyst will survive as a wholly owned subsidiary of Angelini Pharma. Angelini Pharma expects to finance the acquisition with a combination of cash and debt. The acquisition is not subject to any financing condition.

The agreement has been unanimously approved by the Boards of Directors of both companies. The parties expect to close the acquisition in the third quarter of 2026, subject to approval by Catalyst stockholders, the receipt of required regulatory approvals, and satisfaction of other customary conditions. Due to the pendency of the transaction, Catalyst’s 2026 annual meeting of stockholders will be suspended.

Pending U.S. FIRDAPSE IP Litigation Resolved

Separately, Catalyst announced today that it has resolved the patent litigation it brought in response to an Abbreviated New Drug Application filed on behalf of Hetero USA, Inc, (together with its affiliated parties who are parties to the litigation, “Hetero”) seeking approval to market a generic version of FIRDAPSE® (amifampridine)10 mg tablets prior to expiration of the applicable Catalyst patents. In connection with the resolution of the patent litigation, Catalyst and its licensor SERB S.A. have entered into a Settlement Agreement with Hetero. As required by law, the companies will submit the confidential settlement agreement to the U.S. Federal Trade Commission and the U.S. Department of Justice for review. In accordance with the agreement, the parties will terminate all ongoing patent litigation between Catalyst/SERB and Hetero regarding FIRDAPSE patents pending in the U.S. District Court for the District of New Jersey. This settlement resolves all pending patent litigation relating to FIRDAPSE.

Advisors

Centerview Partners is serving as lead financial advisor, BNP Paribas and Morgan Stanley & Co. International plc. are acting as co-advisors to Angelini Pharma in connection with the acquisition, and Hogan Lovells and Gatti, Pavesi, Bianchi, Ludovici Studio Legale are serving as legal counsel to Angelini Pharma. BNP Paribas is acting as Sole Global Coordinator and Underwriter for the debt financing to Angelini Pharma. J.P. Morgan Securities LLC is serving as sole financial advisor to Catalyst, and Kirkland & Ellis LLP and Akerman LLP are serving as legal counsel to Catalyst.

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About Angelini Pharma

Angelini Pharma is an international pharmaceutical company and part of the Angelini Industries Group. The company researches, develops, and commercializes health solutions with a particular focus on Brain Health, including mental health and epilepsy, and the Consumer market. Founded in Italy at the beginning of the twentieth century, Angelini Pharma operates directly in 20 countries, employing more than 3,000 people. Its products are commercialized in over 70 countries through strategic alliances with leading international pharmaceutical groups. For more information on Angelini Pharma, visit https://www.angelinipharma.com.

About Angelini Industries

Angelini Industries is a multinational group founded in Ancona in 1919 by Francesco Angelini. Today, Angelini Industries is a solid and diversified industrial group employing approximately 5,800 people and operating in 21 countries worldwide, with revenues of over 2 billion euros generated across the healthcare, industrial technology, and consumer goods sectors. A targeted growth investment strategy, a constant commitment to research and development, and an in-depth knowledge of markets and business sectors make Angelini Industries one of Italy’s leading companies in the sectors in which it operates. For more information, visit www.angeliniindustries.com.

About Catalyst Pharmaceuticals, Inc.

Catalyst Pharmaceuticals, Inc. (Nasdaq: CPRX), is a biopharmaceutical company committed to improving the lives of patients with rare diseases. With a proven track record of bringing life-changing treatments to the market, we focus on in-licensing, commercializing, and developing innovative therapies. Guided by our deep commitment to patient care, we prioritize accessibility, ensuring patients receive the care they need through a comprehensive suite of support services designed to provide seamless access and ongoing assistance. Catalyst maintains a well-established U.S. presence, which remains the cornerstone of our commercial strategy, while continuously evaluating strategic opportunities to expand our global footprint. Catalyst, headquartered in Coral Gables, FL, has been recognized by Forbes as one of America’s Most Successful Company in 2023, 2024, and 2025, and on the 2025 Deloitte Technology Fast 500™ list as one of North America’s Fastest-Growing Companies. For more information, please visit Catalyst’s website at www.catalystpharma.com.

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Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst and Parent (the “Transaction”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed transaction. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Catalyst directors and executive officers in the transaction, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This Press Release contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed acquisition of Catalyst by Angelini Pharma (the “Transaction”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this press release, the forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transaction; statements about the expected timetable for completing the Transaction; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transaction. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transaction and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction (or only grant approval subject to adverse conditions or limitations); the effects of the Transaction on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10 Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available. All forward-looking statements in this press release or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

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Media Contacts

Angelini Pharma

Roberto Scrivo

Chief External Affairs Communication & Sustainability Officer

+39 348 454 6502

Roberto.scrivo@angelinipharma.com

Chiara Antoniucci

Global External & Internal Communication Director

+39 347 713 3926

chiara.antoniucci@angelinipharma.com

Federica Marcelli

Italy Media Communications Manager

+39 3383924138

federica.marcelli@angelinipharma.com

Catalyst

Investors

Melissa Kendis, Catalyst Pharmaceuticals, Inc.

(305) 420-3200

IR@catalystpharma.com

Media

Jed Repko / Mahmoud Siddig

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449